UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 2, 2008

LENDER PROCESSING SERVICES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34005	26-1547801

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Riverside Avenue Jacksonville, Florida	32204

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (904) 854-5100
(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements	2
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant	2
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	4
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	9
Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics	9
Item 8.01. Other Events	10
Item 9.01. Financial Statements and Exhibits	12
SIGNATURES	14
EXHIBIT INDEX	15
Exhibit 2.1
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 10.5
Exhibit 10.6
Exhibit 10.7
Exhibit 10.8
Exhibit 10.9
Exhibit 10.10
Exhibit 10.11
Exhibit 10.12
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3
Exhibit 99.4
Exhibit 99.5
Exhibit 99.6
Exhibit 99.7
Exhibit 99.8
Exhibit 99.9

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.
          On July 2, 2008 (the “spin-off date”), all of the shares of the common stock, par value $0.0001 per share (the “Common Stock”), of Lender Processing Services, Inc., a Delaware corporation (the “Registrant”), previously a wholly-owned subsidiary of Fidelity National Information Services, Inc., a Georgia corporation (“FIS”), were distributed to FIS shareholders through a stock dividend (the “spin-off”). At the time of the distribution, the Registrant consisted of all the assets, liabilities, businesses and employees related to FIS’s lender processing services segment as of the spin-off date. In the spin-off, FIS contributed to the Registrant all of its interest in such assets, liabilities, businesses and employees in exchange for shares of the Common Stock and $1,585 million aggregate principal amount of the Registrant’s debt obligations (the “Debt Obligations”). Upon the distribution, FIS’s shareholders received one-half share of the Common Stock for every share of FIS common stock held as of the close of business on June 24, 2008. FIS’s shareholders collectively received 100% of the Common Stock of the Registrant, which is now a stand-alone public company trading under the symbol “LPS” on the New York Stock Exchange. Further details regarding the spin-off may be found in the Registrant’s Registration Statement on Form 10 filed on March 27, 2008, as amended (the “Form 10”), and the information statement filed as Exhibit 99.1 thereto (the “information statement”).
          In connection with the spin-off, the following agreements between the Registrant and FIS became effective: Contribution and Distribution Agreement; Tax Disaffiliation Agreement; Employee Matters Agreement; Corporate and Transitional Services Agreement; Reverse Corporate and Transitional Services Agreement; Lease Agreement and Aircraft Interchange Agreement. Also, in connection with the spin-off, the following agreements between the Registrant and Fidelity National Financial, Inc. became effective: Corporate and Transitional Services Agreement; Master Information Technology and Application Development Services Agreement; Property Management Agreement; Lease Agreement; Sublease Agreement and Aircraft Interchange Agreement. The terms of these agreements were described in the information statement and the forms were attached as exhibits to the Form 10.
          A copy of the press release announcing the completion of the spin-off is attached hereto as Exhibit 99.1 and incorporated herein by reference.
          In connection with the spin-off, the Registrant also entered into the agreements described below.
Exchange Agreement
          On June 18, 2008, FIS entered into an Exchange Agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”), Bank of America, N.A. (“Bank of America”), Wachovia Bank, National Association (“Wachovia”), J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC (collectively, the “Lenders”) and, solely with respect to certain sections thereof, the Registrant. Pursuant to the Exchange Agreement, FIS transferred to the Lenders the Debt Obligations in exchange (the “Exchange”) for certain debt obligations of FIS held by the Lenders. A copy of the Exchange Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference into this Item 1.01.
          The Exchange was consummated on July 2, 2008.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
Revolving and Term Loan Facilities
          On July 2, 2008, the Registrant entered into a Credit Agreement (the “Credit Agreement”) with the lenders parties thereto from time to time and JPMorgan, as Administrative Agent, Swing Line Lender and L/C Issuer. The Credit Agreement consists of: (i) a 5-year revolving credit facility in an aggregate principal amount outstanding at any time not to exceed $140,000,000 (with a $25,000,000 sub-facility for Letters of Credit); (ii) Term A Loans in an aggregate principal amount of $700,000,000; and (iii) Term B Loans in an aggregate principal amount of $510,000,000. Proceeds from disbursements under the 5-year revolving credit facility are to be used for general corporate purposes of the Registrant. The Debt Obligations issued in the Exchange consisted of the Term A Loans, the Term B Loans and the Notes described below.
          The loans under the Credit Agreement bear interest at a floating rate, which is an applicable margin plus, at the Registrant’s option, either (a) the Eurodollar (LIBOR) rate or (b) the higher of (i) the prime rate or (ii) the federal funds rate plus 0.5% (the higher of clauses (i) and (ii), the “ABR rate”). The annual margin on the Term Loan A and the revolving credit facility, for the first six months after issuance, is 2.5% in the case of LIBOR loans and 1.5% in the case of ABR rate loans, and thereafter a percentage per annum to be determined in accordance with a leverage ratio-based pricing grid; and on the Term Loan B is 2.5% in the case of LIBOR loans, and 1.5% in the case of ABR rate loans.
          In addition to the scheduled principal payments, the Term Loans are (with certain exceptions) subject to mandatory prepayment upon issuances of debt, casualty and condemnation events, and sales of assets, as well as from up to 50% of excess cash flow (as defined in the Credit Agreement) in excess of an agreed threshold commencing with the cash flow for the year ended December 31, 2009. Voluntary prepayments of the loans are generally permitted at any time without fee upon proper notice and subject to a minimum dollar requirement. However, optional prepayments of the Term Loan B in the first year after issuance made with the proceeds of certain loans having an interest spread lower than the Term Loan B are required to be made at 101% of the principal amount repaid. Commitment reductions of the revolving credit facility are also permitted at any time without fee upon proper notice. The revolving credit facility has no scheduled principal payments, but it will be due and payable in full on the fifth anniversary of the spin-off.
          The obligations under the Credit Agreement are jointly and severally, unconditionally guaranteed by certain of the Registrant’s domestic subsidiaries. Additionally, the Registrant and such subsidiary guarantors pledge substantially all their respective assets as collateral security for the obligations under the Credit Agreement and their respective guarantees.
          The Credit Agreement contains affirmative, negative and financial covenants customary for financings of this type, including, among other things, limits on the creation of liens, limits on the incurrence of indebtedness, restrictions on investments and dispositions, limits on the payment of dividends and other restricted payments, a minimum interest coverage ratio and a maximum leverage ratio. Upon an event of default, the administrative agent can accelerate the maturity of the loan. Events of default include events customary for such an agreement, including failure to pay principal and interest in a timely manner and breach of covenants. These events of default include a cross-default provision that permits the lenders to declare the Credit Agreement in default if (i) the Registrant fails to make any payment after the applicable grace period under any indebtedness with a principal amount in excess of a specified amount or (ii) the Registrant fails to perform any other term under any such indebtedness, as a result of which the holders thereof may cause it to become due and payable prior to its maturity.
8.125% Senior Notes Due 2016
          On July 2, 2008, the Registrant issued senior notes (the “Notes”) in an aggregate principal amount of $375,000,000. The Notes were issued pursuant to a Purchase Agreement dated June 18, 2008 (the “Purchase Agreement”), among the Registrant, the selling noteholders named therein and the several initial purchasers named therein, and an Indenture dated July 2, 2008 (the “Indenture”) among the Registrant, the guarantors party thereto and U.S. Bank Corporate Trust Services, as Trustee.
          The Notes are also subject to a Registration Rights Agreement dated July 2, 2008 (the “Registration Rights Agreement”) among Lender Processing Services, Inc., the guarantors parties thereto and J.P. Morgan Securities Inc., Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several initial purchasers. The Notes will initially be unregistered under the Securities Act of 1933, but the Registrant may exchange the Notes for registered notes in the near future.
          The Notes bear interest at a rate of 8.125% per annum. Interest payments are due semi-annually each January 1 and July 1, with the first interest payment due on January 1, 2009. The maturity date of the Notes is July 1, 2016.
          The Notes are the Registrant’s general unsecured obligations. Accordingly, they rank equally in right of payment with all existing and future unsecured senior debt of the Registrant; senior in right of payment to all future subordinated debt of the Registrant; effectively subordinated to the Registrant’s existing and future secured debt to the extent of the assets securing such debt, including all borrowings under the Registrant’s credit facilities; and effectively subordinated to all of the liabilities of the Registrant’s non-guarantor subsidiaries, including trade payables and preferred stock.
          The Notes are guaranteed by each existing and future domestic subsidiary that is a guarantor under the Registrant’s credit facilities. The guarantees are general unsecured obligations of the guarantors. Accordingly, they rank equally in right of payment with all existing and future unsecured senior debt of the Registrant’s guarantors; senior in right of payment with all existing and future subordinated debt of such guarantors; and effectively subordinated to such guarantors’ existing and future secured debt to the extent of the assets securing such debt, including the guarantees by the guarantors of obligations under the Registrant’s credit facilities.
          The Registrant may redeem some or all of the Notes on or after July 1, 2011, at the redemption prices described in the Indenture, plus accrued and unpaid interest. Upon the occurrence of a change of control, unless the Registrant has exercised its right to redeem all of the Notes as described above, each holder may require the Registrant to repurchase such holder’s Notes, in whole or in part, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the purchase date.
          The Indenture contains customary events of default, including a cross default that, with respect to any other debt of the Registrant or any of its restricted subsidiaries having an outstanding principal amount equal to or more than a specified amount in the aggregate for all such debt, occurs upon (i) an event of default that results in such debt being due and payable prior to its scheduled maturity or (ii) failure to make a principal payment. Upon the occurrence of an event of default (other than a bankruptcy default with respect to the Registrant), the trustee or holders of at least 25% of the Notes then outstanding may accelerate the Notes by giving the Registrant appropriate notice. If, however, a bankruptcy default occurs with respect to the Registrant, then the principal of and accrued interest on the Notes then outstanding will accelerate immediately without any declaration or other act on the part of the trustee or any holder.
          Copies of the Credit Agreement, the Indenture and the Registration Rights Agreement are filed as Exhibits 10.4, 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The descriptions above are summaries of such agreements and are qualified in their entirety by the complete texts of each such agreement.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Election of Directors and Appointment of Certain Officers
          The following table sets forth the information as of the spin-off date regarding the individuals who serve as the Registrant’s chairman of the board of directors, president and chief executive officer, executive vice president and chief financial officer, and executive vice presidents and co-chief operating officers. All ages are as of March 31, 2008.

			Appointment
Name	Age	Position	Date
William P. Foley, II	63	Chairman	May 29, 2008
Jeffrey S. Carbiener	45	President and Chief Executive Officer	June 13, 2008
Francis K. Chan	38	Executive Vice President and Chief Financial Officer	June 13, 2008
Daniel T. Scheuble	49	Executive Vice President and Co-Chief Operating Officer	June 13, 2008
Eric D. Swenson	48	Executive Vice President and Co-Chief Operating Officer	June 13, 2008

          The following table sets forth the information as of the spin-off date regarding the individuals who serve as the Registrant’s directors. All ages are as of March 31, 2008.

Name	Age
Marshall Haines	40
James K. Hunt	56
Lee A. Kennedy	57
Daniel D. (Ron) Lane	73
Cary H. Thompson	51
          The biographical information with respect to the Registrant’s executive officers and directors listed above was set forth in the information statement.
          Affiliates of JPMorgan, Bank of America and Wachovia were engaged by FIS to serve as lead banks in connection with the syndication of the Registrant’s new credit facility and as lead managers in connection with the offering of its new Notes, in each case, on behalf of the holders thereof after the Exchange described above. For their services, they received reasonable and customary fees paid by the Registrant. JPMorgan, Bank of America and Wachovia were the sole holders of FIS’s Tranche B Term Loans. In May 2008, which was a number of months after FIS engaged these banks for these services, Mr. Thompson joined Banc of America Securities LLC as a Managing Director.
Employment Agreements
          The Registrant has assumed the employment agreements between FIS and each of Messrs. Carbiener, Scheuble and Swenson, which became effective May 1, 2008 and shall continue in effect through April 15, 2011, and the employment agreement between FIS and Mr. Chan, which became effective May 1, 2008 and shall continue in effect through April 15, 2010. The employment agreements shall be extended automatically for successive 1-year periods unless either party provides timely notice that the terms should not be extended. Although the foregoing four agreements have been assumed, the Registrant expects its Compensation Committee to review their terms in the near future and make any adjustments it deems necessary in light of the executives’ positions and responsibilities with the Registrant.
          The employment agreements provide for a minimum annual base salary and an annual cash bonus target (as a percentage of annual base salary, with higher or lower amounts payable depending on performance relative to targeted results) for each executive as follows:

		Annual Cash Bonus Target (as a
Name	Base Salary	Percentage of Base Salary)
Jeffrey S. Carbiener	$515,000	150%
Francis K. Chan	$278,000	50%
Daniel T. Scheuble	$440,000	100%
Eric D. Swenson	$490,000	100%
          Under the employment agreements, each executive is entitled to supplemental disability insurance sufficient to provide at least 2/3 of his pre-disability base salary, and the executive and his eligible dependents are entitled to medical and other insurance coverage that the Registrant provides to its other top executives as a group.
          If, during the term of the employment agreements, (i) an executive’s employment is terminated by the Registrant for any reason other than “cause,” death or disability or (ii) an executive terminates his employment for “good reason,” the executive will be entitled to receive the following compensation and benefits:
•	any earned but unpaid base salary and annual bonus payments relating to the prior year and any expense reimbursement payments owed (collectively, the “accrued obligations”);

•	a pro-rated annual bonus;

•	a lump-sum payment equal to 300% (200% with regard to Mr. Chan) of the sum of the executive’s (i) annual base salary and (ii) the highest annual bonus paid to the executive within the 3 years preceding his termination or, if higher, the target bonus opportunity in the year in which the termination of employment occurs;

•	immediate vesting and/or payment of all equity awards; and

•	health benefits in the form of (i) medical and dental coverage for the executive (and his eligible dependents) for a period of three years following the date of termination or until the executive is first eligible for medical and dental coverage with a subsequent employer, so long as the executive pays the full monthly premiums for COBRA coverage, and (ii) a lump sum cash payment equal to 36 monthly medical and dental COBRA premiums based on the level of coverage in effect on his date of termination.
          If, during the term of the employment agreements, an executive’s employment terminates due to death or the Registrant terminates the executive’s employment due to disability, the executive is entitled to the following compensation and benefits:
•	any accrued obligations;

•	a pro-rated annual bonus based upon (i) the target annual bonus opportunity in the year in which the termination occurs (or the prior year if no target annual bonus opportunity has yet been determined) multiplied by (ii) the percentage of the calendar year the executive was employed; and

•	the unpaid portion of the annual base salary for the remainder of the employment term.
Committees of the Board of Directors
          The Registrant’s board of directors created standing committees of the board of directors, which consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which is described below.
Audit Committee
          The Registrant’s board of directors created an Audit Committee, and appointed Messrs. Hunt, Lane and Haines as members of such committee, with Mr. Hunt serving as its chairman. The board of directors determined that each member of the Audit Committee meets the independence requirements of the New York Stock Exchange and Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).
Compensation Committee
          The Registrant’s board of directors created a Compensation Committee, and appointed Messrs. Lane and Thompson as members of such committee, with Mr. Lane serving as its chairman. The board of directors determined that each member of the Compensation Committee meets the independence requirements of the New York Stock Exchange.
Nominating and Corporate Governance Committee
          The Registrant’s board of directors created a Nominating and Corporate Governance Committee, and appointed Messrs. Haines and Hunt as members of such committee, with Mr. Haines serving as its chairman. The board of directors determined that each member of the Nominating and Corporate Governance Committee meets the independence requirements of the New York Stock Exchange.
Compensation of Directors and Officers
          In connection with the spin-off, the FIS stock options held by the Registrant’s named executive officers (with the exception of Mr. Foley) were substituted with options to purchase shares of the Registrant’s Common Stock and the restricted stock awards held by the Registrant’s named executive officers (with the exception of Mr. Foley) were forfeited as a result of the named executive officers’ termination of employment with FIS and substituted with awards of the Registrant restricted stock. One-third of Mr. Foley’s FIS stock options and restricted stock awards was substituted with stock options and restricted stock awards relating to shares of Registrant’s Common Stock.
          Also in connection with the spin-off, the FIS stock options held by the Registrant’s directors (with the exception of Mr. Kennedy who continues to serve as President and Chief Executive Officer of FIS) were substituted with options to purchase shares of the Registrant’s Common Stock. None of the Registrant’s directors held restricted stock awards of FIS at the time of the spin-off.
          The following table describes the material terms of the Registrant’s stock options that were granted on July 2, 2008 to replace FIS stock options previously held by Messrs. Foley, Carbiener, Chan, Scheuble, Swenson, Haines, Hunt, Lane and Thompson:

					Date
	Number of				Unexercisable
	Shares		Exercisable	Unexercisable	Options
	Subject to	Exercise	(Number of	(Number of	Become		Expiration
Name	Option	Price	Shares)	Shares)	Exercisable		Date
William P. Foley, II	159,376	25.5113	159,376	—	—		10/15/2012
William P. Foley, II	63,750	27.0706	31,875	31,875	8/19/2008		8/19/2015
William P. Foley, II	243,885	13.6668	162,590	81,295	12/31/2008	(1)	3/9/2015
William P. Foley, II	316,507	36.1451	105,503	211,004	11/9/2009	(2)	11/9/2013
William P. Foley, II	228,800	37.2028	—	228,800	12/20/2010	(2)	12/20/2014

Jeffrey S. Carbiener	5,138	24.0361	5,138	—	—		1/27/2009
Jeffrey S. Carbiener	15,341	14.9920	15,341	—	—		12/10/2009
Jeffrey S. Carbiener	23,246	14.0142	23,246	—	—		1/31/2010
Jeffrey S. Carbiener	7,641	18.9486	7,641	—	—		1/29/2011
Jeffrey S. Carbiener	21,715	25.9971	21,715	—	—		2/4/2011
Jeffrey S. Carbiener	13,215	22.7624	13,215	—	—		10/31/2011
Jeffrey S. Carbiener	27,656	28.1455	27,656	—	—		2/4/2012
Jeffrey S. Carbiener	6,443	27.9219	6,443	—	—		2/12/2012
Jeffrey S. Carbiener	43,997	27.9219	43,997	—	—		2/12/2012
Jeffrey S. Carbiener	400,400	34.5105	200,200	200,200	2/1/2010	(3)	2/1/2013
Jeffrey S. Carbiener	343,200	37.2028	—	343,200	12/20/2010	(2)	12/20/2014

Francis K. Chan	6,346	7.3576	6,346	—	—		4/16/2011
Francis K. Chan	19,078	19.5624	19,078	—	—		9/10/2012
Francis K. Chan	6,829	13.6668	6,829	—	—		3/9/2015
Francis K. Chan	7,804	13.6668	5,462	2,342	12/31/2009	(4)	3/9/2015
Francis K. Chan	28,600	35.1836	7,150	21,450	12/22/2010	(3)	12/22/2016
Francis K. Chan	42,900	37.2028	—	42,900	12/20/2010	(2)	12/20/2014

Daniel T. Scheuble	29,267	13.6668	11,707	17,560	12/31/2009	(4)	3/9/2015
Daniel T. Scheuble	85,800	35.1836	28,600	57,200	12/22/2009	(2)	12/22/2016
Daniel T. Scheuble	228,800	37.2028	—	228,800	12/20/2010	(2)	12/20/2014

Eric D. Swenson	97,558	13.6668	39,025	58,533	12/31/2009	(4)	3/9/2015
Eric D. Swenson	85,800	35.1836	28,600	57,200	12/22/2009	(2)	12/22/2016
Eric D. Swenson	228,800	37.2028	—	228,800	12/20/2010	(2)	12/20/2014

Marshall Haines	13,728	36.1451	4,576	9,152	11/9/2009	(2)	11/9/2013

					Date
	Number of				Unexercisable
	Shares		Exercisable	Unexercisable	Options
	Subject to	Exercise	(Number of	(Number of	Become		Expiration
Name	Option	Price	Shares)	Shares)	Exercisable		Date
Marshall Haines	13,728	37.2028	—	13,728	12/20/2010	(2)	12/20/2014

James K. Hunt	13,728	36.1451	4,576	9,152	11/9/2009	(2)	11/9/2013
James K. Hunt	13,728	37.2028	—	13,728	12/20/2010	(2)	12/20/2014

Daniel D. (Ron) Lane	15,869	7.3576	15,869	—	—		4/16/2011
Daniel D. (Ron) Lane	14,426	8.5775	14,426	—	—		2/21/2012
Daniel D. (Ron) Lane	6,558	12.6565	6,558	—	—		12/23/2012
Daniel D. (Ron) Lane	15,501	19.1851	15,501	—	—		10/15/2012
Daniel D. (Ron) Lane	13,659	13.6668	13,659	—	—		3/9/2015
Daniel D. (Ron) Lane	15,608	13.6668	10,925	4,683	12/31/2009	(4)	3/9/2015
Daniel D. (Ron) Lane	14,344	27.0706	9,563	4,781	8/19/2008	(2)	8/19/2015
Daniel D. (Ron) Lane	13,728	36.1451	4,576	9,152	11/9/2009	(2)	11/9/2013
Daniel D. (Ron) Lane	13,728	37.2028	—	13,728	12/20/2010	(2)	12/20/2014

Cary H. Thompson	15,501	19.1851	15,501	—	—		10/15/2012
Cary H. Thompson	15,608	13.6668	10,925	4,683	12/31/2009	(4)	3/9/2015
Cary H. Thompson	14,344	27.0706	9,563	4,781	8/19/2008	(2)	8/19/2015
Cary H. Thompson	13,728	36.1451	4,576	9,152	11/9/2009	(2)	11/9/2013
Cary H. Thompson	13,728	37.2028	—	13,728	12/20/2010	(2)	12/20/2014

(1)	The option vested with respect to 1/16th of the total number of shares on March 5, 2005, the initial date of grant by FIS, with an additional 1/16th vesting on the last day of each succeeding fiscal quarter until fully vested, i.e., the option will be fully vested on December 31, 2008.

(2)	The option vests in three equal annual installments beginning on the first anniversary of the grant by FIS.

(3)	The option vests in four equal annual installments beginning on the first anniversary of the grant by FIS.

(4)	The option vested with respect to 1/20th of the total number of shares on March 5, 2005, the initial date of grant by FIS, with an additional 1/20th vesting on the last day of each succeeding fiscal quarter until fully vested, i.e., the option will be fully vested on December 31, 2009.

          The following table describes the material terms of the Registrant’s restricted stock awards granted on July 2, 2008 to replace FIS restricted stock awards previously held by Messrs. Foley, Carbiener, Chan, Scheuble and Swenson:

	Number of
	Restricted
Name	Shares	Vesting Date
William P. Foley, II	8,608	3/31/2010	(1)
Jeffrey S. Carbiener	10,610	3/31/2010	(1)
Francis K. Chan	1,901	3/31/2010	(1)
Daniel T. Scheuble	338	11/18/2008
	6,306	3/31/2010	(1)
Eric D. Swenson	2,028	11/18/2008
	7,106	3/31/2010	(1)

(1)	The restricted shares vested with respect to 1/8th of the total number of shares granted by FIS on June 30, 2008, with an additional 1/8th vesting on the last day of each succeeding fiscal quarter until fully vested, i.e., the restricted shares will be fully vested on March 31, 2010.
          These stock options and restricted stock awards are subject to the terms of the Registrant’s 2008 Omnibus Incentive Plan. Under the terms of the plan, upon the occurrence of a change in control, the stock options would vest and become immediately exercisable and the restrictions imposed on the restricted stock awards would lapse.
          A change in control is defined under the plan as the occurrence of any of the following events: (i) an acquisition of 25% or more of either the Registrant’s then outstanding shares of common stock or the combined voting power of the Registrant’s then outstanding voting securities entitled to vote generally in the election of directors, with certain exceptions; (ii) during any 2-consecutive year period, individuals who, as of the beginning of such period, constitute the Registrant’s board cease to constitute at least a majority of the board unless such election was approved by at least 2/3 of the incumbent board’s members; (iii) the approval by the Registrant’s stockholders of a complete liquidation or dissolution of the Registrant; or (iv) consummation of a reorganization, merger, share exchange, consolidation or sale or other disposition of all or substantially all of the Registrant’s assets, with certain exceptions.
          Further information concerning the substitution of stock options and restricted stock awards is included in the information statement.
          Prior to the time it became a reporting company under the Exchange Act, the Registrant adopted certain employee benefits plans. Please see item 8.01 for a description of such plans.
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
          The Registrant’s Amended and Restated Bylaws (the “Bylaws”) were approved and adopted by the Registrant’s board of directors on May 29, 2008, to be effective at the time of the spin-off. The Registrant’s Amended and Restated Certificate of Incorporation (the “Certificate”) was filed with the Secretary of State of the State of Delaware on June 10, 2008. The adoption of the foregoing amendments to the Bylaws and the Certificate were previously described in the information statement and the forms were attached as exhibits to the Form 10.
          Copies of the Certificate and the Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
ITEM 5.05. AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.
          On June 13, 2008, the Registrant’s board of directors adopted a Code of Business Conduct and Ethics that applies to all directors and officers of the Registrant. A copy of the Code of Business Conduct and Ethics is available on the Investor Relations page of the Registrant’s web site at www.lpsvcs.com.

ITEM 8.01. OTHER EVENTS
          Effective as of the spin-off, Messrs. Foley, Carbiener, Chan, Scheuble and Swenson are eligible to participate in the Annual Incentive Plan, the 2008 Omnibus Incentive Plan, the Employee Stock Purchase Plan and the Deferred Compensation Plan. Mr. Carbiener is also eligible to participate in the Executive Life and Supplemental Retirement Benefit Plan (the “Split Dollar Plan”) and the Special Supplemental Executive Retirement Plan (the “Special Plan”). Each of the plans was adopted by the Registrant before it became a reporting company under the Exchange Act, is described below and attached hereto as Exhibits 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 (respectively) and is incorporated herein by reference into this Item 8.01.
Annual Incentive Plan
          The Registrant has adopted an annual incentive plan, which was approved by FIS as sole stockholder of the Registrant, effective as of July 1, 2008. The incentive plan allows incentive awards paid thereunder to qualify as deductible performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The incentive plan will be administered by the Registrant’s Compensation Committee. Eligibility under the incentive plan is limited to the Registrant’s chief executive officer and each other executive officer that the Compensation Committee determines, in its discretion, is or may be a “covered employee” of the Registrant within the meaning of Code Section 162(m) and who is selected by the Compensation Committee to participate in the incentive plan. Participants have the opportunity to earn a target incentive bonus based upon attainment of performance objectives established by the Compensation Committee. The target incentive bonus is a percentage of the participant’s annual salary. If the performance objectives are met at the target level, the participant will receive an award equal to 100% of the target incentive bonus. If the performance objectives are met at a level below or above the target level, the participant will receive an award equal to a designated percentage of the target incentive bonus, as determined by the Compensation Committee. Payment of awards under the incentive plan will be made in cash. The incentive plan will remain in effect until such time as it is terminated by the Registrant’s board of directors.
Omnibus Incentive Plan
          The Registrant adopted an omnibus incentive plan, which was approved by FIS as sole stockholder of the Registrant, effective as of July 1, 2008. The omnibus incentive plan permits the granting of non-qualified and incentive stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, performance units and other awards. Subject to adjustments in the event of certain equity restructuring or other dilutive events, the maximum number of shares that may be delivered pursuant to awards under the plan is 14,000,000. The plan is administered by the Registrant’s Compensation Committee. Eligible participants include employees, directors and consultants of the Registrant and its subsidiaries, as determined by the Compensation Committee. The plan gives the committee discretion to select the participants, determine the size and type of awards, determine the terms and conditions of awards, construe the plan and make other determinations and take other actions necessary or advisable for administering the plan and effectuating its purposes. If permitted by the Compensation Committee, a participant may defer receipt of amounts that would otherwise be provided. The Registrant’s board of directors may, at any time, amend or terminate the omnibus incentive plan (subject to certain limitations) and the Compensation Committee may, at any time, make adjustments in the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Registrant or of changes in the law or accounting principles; provided, however, that no such action may, without a participant’s written consent, adversely affect in any material way any previously granted award. No amendment that would require shareholder approval under applicable law may become effective without shareholder approval. Except as otherwise provided in a participant’s award agreement, upon a change in control, (i) all outstanding options and stock appreciation rights will become immediately exercisable (unless the Compensation Committee decides to automatically cash out such awards); (ii) any period of restriction imposed on restricted stock, restricted stock units and other awards will lapse; and (iii) any performance shares, performance units and other awards (if performance-based) will be deemed earned at the target level (or if no target is specified, at the maximum level).
Employee Stock Purchase Plan
          Effective July 2, 2008, the Registrant adopted an employee stock purchase plan (“ESPP”) which provides a program through which the Registrant’s executives and employees may purchase shares of Common Stock through payroll deductions and through matching employer contributions. The maximum number of shares of Common Stock available for purchase under the ESPP is 10,000,000 shares. Employees who elect to participate may contribute between 3% and 15% of their salary into the ESPP through payroll deduction. At the end of each calendar quarter, the Registrant will make a matching contribution to the account of each participant who has been continuously employed by it or a participating subsidiary for the last four calendar quarters. For most employees, matching contributions are equal to 1/3 of the amount contributed during the quarter that is one year earlier than the quarter in which the matching contribution is made. For certain officers (including the Registrant’s named executive officers) and for employees who have completed at least 10 consecutive years of employment with the Registrant (for this purpose, employees who transfer to the Registrant from FIS will receive credit for years of employment with FIS), the matching contribution will be 1/2 of such amount. The matching contributions, together with the employee deferrals, are used to purchase shares of Common Stock on the open market. The ESPP may be amended or terminated by the Registrant’s board of directors at any time, provided that no such action may, without a participant’s consent, adversely affect any rights previously granted to such participant.
Deferred Compensation Plan
          Effective July 1, 2008, the Registrant adopted a non-qualified deferred compensation plan. The plan is a continuation of the portion of the FIS Deferred Compensation Plan applicable to employees of the Registrant. Eligibility under the plan is limited to a member of a “select group of management or highly compensated employees” (within the meaning of ERISA) of a participating employer, as determined by a committee, in its sole discretion, which is appointed by the Registrant’s board of directors. Under the plan, participants may defer up to 75% of their base salary, up to 100% of their annual bonus, up to 100% of their quarterly bonuses, up to 75% of their commissions and up to 100% of directors’ fees. Generally, deferral elections are irrevocable and must be made by December 31 for amounts to be earned during the following year. Participants’ accounts are bookkeeping entries only and participants’ benefits are unsecured. Participant’s accounts are credited and/or debited daily based on the performance of hypothetical investments selected by the participant, and may be changed on any business day.
The Split Dollar Plan and the Special Plan
          The Registrant adopted the Split Dollar Plan and the Special Plan in which Mr. Carbiener participates. The plans are a continuation of a portion of the FIS Split Dollar Plan and the FIS Special Plan. The Split Dollar Plan provides benefits through a life insurance policy on Mr. Carbiener’s life and provides that Mr. Carbiener’s designated beneficiaries would be entitled to $3,000,000 in death benefits upon his death. The Special Plan provides him with a benefit opportunity comparable to the deferred cash accumulation benefit opportunity that would have been available to him had he been able to receive deferred cash accumulation benefits under the Split Dollar Plan. His interest under the Special Plan is based on the excess of the cash surrender value of a life insurance policy on his life over the total premium payments paid by the Registrant and fluctuates based on the performance of investments in which his interest is deemed invested. The Special Plan provides that following a change in control, Mr. Carbiener may select investments; however, such right would be forfeited if he violates the plan’s non-competition provisions within one year after termination of employment. Mr. Carbiener is fully vested in his Special Plan benefits, except that such benefits are forfeited if he dies or if his employment is terminated by the Registrant for cause. Eligibility in the Split Dollar Plan and the Special Plan is limited to Mr. Carbiener.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit
Number	Description
2.1	Contribution and Distribution Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.

3.1	Amended and Restated Certificate of Incorporation of Lender Processing Services, Inc. (1)

3.2	Amended and Restated Bylaws of Lender Processing Services, Inc. (1)

4.1	Indenture, dated as of July 2, 2008, among Lender Processing Services, Inc., the guarantors parties thereto and U.S. Bank Corporate Trust Services, as Trustee (1)

4.2	Registration Rights Agreement, dated July 2, 2008, among Lender Processing Services, Inc., the guarantors parties thereto and J.P. Morgan Securities Inc., Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several initial purchasers (1)

4.3	Form of 8.125% Senior Note Due 2016 (1)

10.1	Tax Disaffiliation Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.

10.2	Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.

10.3	Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Financial, Inc.

10.4	Credit Agreement, dated as of July 2, 2008, among Lender Processing Services, Inc., the lenders parties thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (1)

10.5	Lender Processing Services, Inc. Annual Incentive Plan

10.6	Lender Processing Services, Inc. 2008 Omnibus Incentive Plan

10.7	Lender Processing Services, Inc. Employee Stock Purchase Plan

10.8	Lender Processing Services, Inc. Deferred Compensation Plan

10.9	Lender Processing Services, Inc. Executive Life and Supplemental Retirement Benefit Plan

10.10	Lender Processing Services, Inc. Special Supplemental Executive Retirement Plan

10.11	Form of Notice of Restricted Stock Grant and Restricted Stock Award Agreement under Lender Processing Services, Inc. 2008 Omnibus Incentive Plan

10.12	Form of Notice of Stock Option Grant and Stock Option Agreement under Lender Processing Services, Inc. 2008 Omnibus Incentive Plan

99.1	Press Release

99.2	Exchange Agreement, dated as of June 18, 2008, among Fidelity National Information Services, Inc., JPMorgan Chase Bank, N.A., Bank of America, N.A., Wachovia Bank, National Association, J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and, solely with respect to certain sections thereof, Lender Processing Services, Inc.

99.3	Reverse Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.

Exhibit
Number	Description
99.4	Aircraft Interchange Agreement, dated as of July 2, 2008, among Fidelity National Financial, Inc., Fidelity National Information Services, Inc. and Lender Processing Services, Inc.

99.5	Lease Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc., as landlord, and Fidelity National Information Services, Inc., as tenant

99.6	Master Information Technology and Application Development Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Financial, Inc.

99.7	Property Management Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc., as property manager, and Fidelity National Financial, Inc., as property owner

99.8	Lease Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc., as landlord, and Fidelity National Financial, Inc., as tenant

99.9	Sublease Agreement, dated as of June 13, 2008, between Fidelity National Financial, Inc., as sublessor, and Lender Processing Services, Inc., as sublessee

(1)	Incorporated by reference to the Registration Statement on Form S-8 of Lender Processing Services, Inc. filed on July 8, 2008

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDER PROCESSING SERVICES, INC.
By:	/s/ Francis K. Chan
Francis K. Chan Executive Vice President and Chief Financial Officer

Dated: July 9, 2008

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Contribution and Distribution Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.

3.1	Amended and Restated Certificate of Incorporation of Lender Processing Services, Inc. (1)

3.2	Amended and Restated Bylaws of Lender Processing Services, Inc. (1)

4.1	Indenture, dated as of July 2, 2008, among Lender Processing Services, Inc., the guarantors parties thereto and U.S. Bank Corporate Trust Services, as Trustee (1)

4.2	Registration Rights Agreement, dated July 2, 2008, among Lender Processing Services, Inc., the guarantors parties thereto and J.P. Morgan Securities Inc., Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several initial purchasers (1)

4.3	Form of 8.125% Senior Note Due 2016 (1)

10.1	Tax Disaffiliation Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.

10.2	Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.

10.3	Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Financial, Inc.

10.4	Credit Agreement, dated as of July 2, 2008, among Lender Processing Services, Inc., the lenders parties thereto from time to time and JPMorgan Chase Bank, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (1)

10.5	Lender Processing Services, Inc. Annual Incentive Plan

10.6	Lender Processing Services, Inc. 2008 Omnibus Incentive Plan

10.7	Lender Processing Services, Inc. Employee Stock Purchase Plan

10.8	Lender Processing Services, Inc. Deferred Compensation Plan

10.9	Lender Processing Services, Inc. Executive Life and Supplemental Retirement Benefit Plan

10.10	Lender Processing Services, Inc. Special Supplemental Executive Retirement Plan

10.11	Form of Notice of Restricted Stock Grant and Restricted Stock Award Agreement under Lender Processing Services, Inc. 2008 Omnibus Incentive Plan

10.12	Form of Notice of Stock Option Grant and Stock Option Agreement under Lender Processing Services, Inc. 2008 Omnibus Incentive Plan

99.1	Press Release

Exhibit
Number	Description
99.2	Exchange Agreement, dated as of June 18, 2008, among Fidelity National Information Services, Inc., JPMorgan Chase Bank, N.A., Bank of America, N.A., Wachovia Bank, National Association, J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and, solely with respect to certain sections thereof, Lender Processing Services, Inc.

99.3	Reverse Corporate and Transitional Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Information Services, Inc.

99.4	Aircraft Interchange Agreement, dated as of July 2, 2008, among Fidelity National Financial, Inc., Fidelity National Information Services, Inc. and Lender Processing Services, Inc.

99.5	Lease Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc., as landlord, and Fidelity National Information Services, Inc., as tenant

99.6	Master Information Technology and Application Development Services Agreement, dated as of July 2, 2008, between Lender Processing Services, Inc. and Fidelity National Financial, Inc.

99.7	Property Management Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc., as property manager, and Fidelity National Financial, Inc., as property owner

99.8	Lease Agreement, dated as of June 13, 2008, between Lender Processing Services, Inc., as landlord, and Fidelity National Financial, Inc., as tenant

99.9	Sublease Agreement, dated as of June 13, 2008, between Fidelity National Financial, Inc., as sublessor, and Lender Processing Services, Inc., as sublessee

(1)	Incorporated by reference to the Registration Statement on Form S-8 of Lender Processing Services, Inc. filed on July 8, 2008